UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2023

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

55 Greens Farms Road, 1st Floor Westport, Connecticut	06880
(Address of principal executive offices)	(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	BSGM	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01             Entry into a Material Definitive Agreement

On July 19, 2023, BioSig AI Sciences, Inc., f/k/a NeuroClear Technologies Inc. (“BioSig AI”), a subsidiary of BioSig Technologies, Inc. (“BioSig”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional and accredited investors (the “Investors”), pursuant to which BioSig AI agreed to sell an aggregate of 495,000 shares (the “Shares”) of BioSig AI’s common stock, par value $0.001 per share (the “Common Stock”) for an aggregate purchase price of $495,000 (the “BioSig AI Private Placement”). Following the closing of the BioSig AI Private Placement, BioSig retains approximately 84.5% ownership of BioSig AI. The Shares were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

The BioSig AI Private Placement closed on July 19, 2023.

The Purchase Agreement contains representations and warranties of BioSig AI and the Investors that are typical for transactions of this type. The Purchase Agreement also contains covenants on the part of BioSig AI that are typical for transactions of this type.

The foregoing summary of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreement attached hereto as Exhibits 10.1 to this Current Report on Form 8-K (the “Report”).

Pursuant to compensation provisions in an engagement agreement, dated June 13, 2023, as amended on July 19, 2023, BioSig AI had entered into with Laidlaw & Company (UK) Ltd. (“Laidlaw”), BioSig AI issued to Laidlaw a warrant to purchase 40,500 shares of Common Stock at an exercise price of $1.00 per share (the “Laidlaw Warrant”). The Laidlaw Warrant is immediately exercisable and will expire five years following the date of issuance. The Laidlaw Warrant will be issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act.

Item 3.02             Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Report in relation to the Shares and the Laidlaw Warrant, including the shares issuable upon exercise of the Laidlaw Warrant, is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: July 21, 2023	By: /s/ Kenneth L. Londoner Name: Kenneth L. Londoner Title: Executive Chairman